Consolidated Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
ASSETS
Accounts receivable, net of allowance for doubtful accounts	$ 34,930	$ 44,700	$ 18,050
Stockholders' equity (deficit)
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares Authorized	150,000,000	150,000,000	150,000,000
Common Stock, Shares, Issued	96,079,318	23,218,117	22,754,308
Common Stock, Shares, Outstanding	96,079,318	23,218,117	22,754,308